ApolloGold

LINEAR GOLD CORP

Creation of an Emerging Canadian Mid-Tier Gold Producer

March 9, 2010

Forward Looking Statements

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation relating to the proposed Merger and the companies' exploration activities, project expenditures and business plans are "forward-looking statements" within the meaning of securities legislation. These statements include statements regarding completion of the Merger and the Private Placement, the near and long term value of the combined company, future production by Apollo or the combined company, future exploration activities and advancement towards feasibility, future valuation multiples and estimates of future cash flows, cash costs, strip ratios, grades, mill capacities, recovery rates, mine life, capital expenditures and future development at Apollo's and Linear's properties. The companies do not intend, and does not assume any obligation, to update these forward-looking statements. These forward-looking statements represent management's best judgment based on current facts and assumptions that management considers reasonable, including that the required approval will be obtained from the shareholders of Apollo or Linear, that all third party regulatory and governmental approvals to the Merger will be obtained and all other conditions to completion of the Merger will be satisfied or waived, that operating and capital plans will not be disrupted by issues such as mechanical failure, unavailability of parts, labour disturbances, interruption in transportation or utilities, or adverse weather conditions, that there are no material unanticipated variations in budgeted costs, that contractors will complete projects according to schedule, and that actual mineralization on properties will not be less than identified mineral reserves. The companies make no representation that reasonable business people in possession of the same information would reach the same conclusions. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the companies to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In particular, fluctuations in the price of gold or in currency markets could prevent the companies from achieving their targets. Other factors are disclosed under the heading "Risk Factors" and elsewhere in Apollo's and Linear's documents filed from time to time with the Toronto Stock Exchange and SEDAR, and also for Apollo, with the NYSE Amex and the United States Securities and Exchange Commission and other regulatory authorities.

NON-GAAP FINANCIAL MEASURES

The term "total cash cost" is a non-GAAP financial measure and is used on a per ounce of gold basis. Total cash cost is equivalent to direct operating cost as found on the Consolidated Statements of Operations and includes by-product credits for payable silver, lead, and zinc production. We have included total cash cost information to provide investors with information about the cost structure of our mining operations. This information differs from measures of performance determined in accordance with GAAP in Canada and in the United States and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. This measure is not necessarily indicative of operating profit or cash flow from operations as determined under GAAP and may not be comparable to similarly titled measures of other companies.

CAUTIONARY NOTE TO US INVESTORS CONCERNING ESTIMATES OF MINERAL RESOURCES

This presentation uses the term mineral "resources". We advise US investors that while the term is recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize it. US investors are cautioned not to assume that any part or all of the mineral deposits in this category will ever be converted into mineral reserves.

QUALIFIED PERSON

The Qualified Person for Apollo's technical information contained here is Apollo's Sr. Vice President of Exploration Richard F. Nanna.

Attendees

- **R. David Russell**
  - President and CEO, Apollo Gold Corporation
- **Wade Dawe**
  - President, CEO & Chairman, Linear Gold Corp.





ApolloGold™

LINEAR GOLD CORP

Transaction Highlights

- Combines strong current production with an excellent development pipeline in low risk operating jurisdictions
- 2010 production in excess of 100,000 ounces of gold, growing to in excess of 180,000 ounces by 2013
- Total reserves of 2.3 Moz of gold
- Strengthened capital position will facilitate recapitalization of balance sheet, positioning the merged entity to capitalize on development and exploration opportunities
- Strong management team with complementary development, operational and financial experience
- Improved access to capital markets
- Increased scale, positioning the company to capitalize on industry consolidation in a strong gold price environment

Transaction Overview

Key Terms	• 5.474 Apollo shares for each Linear share acquired • C$2.30 implied price representing a 20% premium to Linear based on each company's 20-day VWAP
Private Placement Financing	• Linear to acquire C$25 million of Apollo shares at a price of C$0.40 per share • US$10 million of proceeds to be used to repay Black Fox project debt
Near Term Recapitalization	• US$10 million debt repayment upon closing of the private placement • US$10 million debt repayment upon closing of the arrangement
Pro Forma Ownership	• Apollo 57.1% / Linear 42.9% on a fully diluted basis
Transaction Structure	• Share exchange by court approved plan of arrangement
Company Name & Headquarters	• Corporate headquarters located in Denver, Colorado • Merged company to undergo a rebranding resulting in a new name and a new identity
Conditions to Closing	• Apollo and Linear shareholder votes • Regulatory and court approvals
Other Items	• Transaction unanimously approved by both boards, management, and lenders • Management, directors, and lenders have entered into support agreements which represents approximately 3.7 million Apollo shares and 3.4 million Linear shares • Reciprocal break fees of C$4 million payable in specified circumstances • Linear options & warrants to be converted into Apollo options & warrants at the exchange ratio • 2 of 7 board seats to Linear, 1 technical director mutually chosen, 4 board seats to Apollo • Lenders have agreed to a standstill on certain events of default until September 30, 2010
Indicative Timetable	• Private placement closing – March 11, 2010 • Shareholder circular mailed – May 2010 • Shareholder votes – May-Jun 2010 • Closing – May-Jun 2010

Pro Forma Management Team

Wade K. Dawe, Chairman	• Active entrepreneur in the Canadian mining and venture capital industries since 1994 • Strong track record of achieving results for shareholders through strategic planning, quality acquisitions and partnerships • Chairman and a Director of Linear Metals Corporation and a Director of ImmunoVaccine
R. David Russell, President and CEO	• Appointed President and Chief Executive Officer of Apollo in June 2002 • One of the founders of Nevoro Gold in 2002, the predecessor of Apollo Gold • Also serves as a Director of General Moly and Pure Nickel
Melvyn Williams, CFO	• Chief Financial Officer of Apollo since January 2005 with 30+ years of financial experience • Served as Chief Financial Officer of Atlantico Gold from November 2003 through January 2004 when it was sold to Wheaton River Minerals • Also serves as a Director of Andina Minerals and is a Chartered Certified Accountant
Richard F. Nanna, SVP Exploration	• Apollo's Senior VP of Exploration since June 2002 • Previously a co-founder of Nevoro Gold Corporation in 2002, the predecessor of Apollo • Worked as an independent consultant from 1999 – 2000 • Over 35 years in exploration with Getchell Gold, FirstMiss Gold, FRM Minerals and Bendix Field Engineering and is a registered professional geologist in the state of Washington • Serves as a Director of General Moly and Azteca Gold

Transaction Rationale - Apollo

- Adds Linear's Goldfields development project in Northern Saskatchewan
  - Increases gold reserves by 77% to 2.3 Moz
  - Combined production profile in excess of 180,000 oz by 2013
  - Attractive portfolio of exploration assets to augment growth
- Infusion of significant cash resources, via private placement and through the addition of Linear's cash balance, will allow for recapitalization of the balance sheet providing capital for development of Black Fox underground and exploration at Grey Fox and Pike River
- Increased scale will improve future access to capital markets and allow market rerating for enhanced valuation

Transaction Rationale - Linear

- Attractive premium of 20% based on 20-day VWAP
- Reduces execution risk profile by accelerating Linear's progress from a development stage company to a gold producer with an attractive growth profile
- Cash flows from Apollo's gold production reduces financing requirements to fund ongoing development and exploration activities
- Provides Linear shareholders with a significant 43% stake of shares issued in the combined company
- All-share transaction enables Linear shareholders to participate in the potential re-rating to a mid-tier gold producer multiple, as well as development and exploration upside from a broad property portfolio and continued exposure to gold price movements
- Enhanced management team with strong mine development and operations capabilities with G&A and development synergies

ApolloGold

LINEAR GOLD CORP

Private Placement

- Apollo will issue to Linear, by way of a private placement, 62.5 million common shares
  - Issued at a price of C$0.40 per share
  - Gross proceeds of C$25 million
- US$10 million of the proceeds to immediately reduce indebtedness of the Black Fox project facility
- Remaining proceeds to fund Black Fox underground development and for general working capital purposes
- All shares issued to Linear will be cancelled upon completion of the Transaction
- The private placement is expected to close on or about March 11, 2010 and is not conditional upon the completion of the Transaction

Balance Sheet Recapitalization

- Significant balance sheet recapitalization
- Total debt repayment of US$20 million
- Solidifies capital structure to support future growth
- Enhances future cash flows for exploration and development
- Full support of the lending banks – standstill on certain events of default until September 30, 2010



Apollo Project Debt Repayment
US$ Millions
$80
$70
$60
$50
$40
$30
$20
$10
$-
Current Project Debt
Debt Repayment from Private Placement
Debt Repayment Upon Closing
Pro Forma Project Debt

Pro Forma Capitalization

	Apollo	Linear	Pro Forma
Share Price as at March 8, 2010 (C$)	$0.42	$2.00	$0.42
Basic Shares Outstanding (millions)	265	44	507
Fully Diluted Shares Outstanding (millions)[1]	357	49	626
Fully Diluted Market Capitalization (C$ million)	$150	$98	$263
Cash (US$ millions)[2]	$4	$40	$24
Debt (US$ millions)[2]	$74	-	$54

(1) Includes only in-the-money options and warrants
(2) Apollo balances as of September 30, 2009 balance sheet. Linear balances as of December 31, 2009 balance sheet

ApolloGold

LINEAR GOLD CORP

Combined Company Project Locations


Goldfields, Box & Athona Projects
Uranium City, Saskatchewan, Canada
Black Fox Mine; Pike River & Grey Fox Projects
Timmins, Ontario, Canada
Linear Gold
Corporate Headquarters
Halifax, Nova Scotia, Canada
Apollo Gold
Corporate Headquarters
Denver, Colorado
Huizopa Project
Chihuahua, Mexico
Amplacion Pueblo Viejo, Loma El Mate, & Loma Hueca Projects
Dominican Repuplic
Ixhutàn Project
Chiapas, Mexico
Apollo Gold
Linear Gold

ApolloGold LINEAR GOLD CORP

Creation of an Emerging Canadian Mid-Tier Gold Producer

- High quality emerging Canadian mid-tier gold producer with forecast production in excess of 180,000 oz per annum (2013 onward)
- Complementary cash flow profile to fund expansion and future development
- Attractive growth and exploration opportunities
- Industry best development and exploration expertise
- Increased capital markets presence




Pro Forma Estimated Production
200,000
100,000
0
oz Au Produced

	2010	2011	2012	2013	2014
Total	100,000	115,000	120,000	187,000	193,000
Linear	0	0	0	67,000	73,000
Apollo	100,000	115,000	120,000	120,000	120,000

ApolloGold

LINEAR GOLD CORP

Black Fox Mine



Black Fox Estimated Production



140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
oz Au Produced

	2009	2010	2011	2012
Open Pit	52,961	84,000	50,000	40,000
Underground	-	16,000	65,000	80,000

Location	Timmins, Ontario
Ownership	100% Apollo
Commenced Production	May 2009
Estimated Mine Life	8 years – based on reserves only
Mine Type	Currently open pit Underground in development – 2H 2010
Start-up Capex Spent	US$100 million
Reserves	1.3 Moz Au
Cash Cost / oz Au (est. 2010)	US$500 - US$550
Strip Ratio (est. 2010)	~9 with pre-strip Phase 2
Grade (est. 2010)	~4.2 g/t Au
Mill Type	CIL, producing gold dore
Mill Capacity	2,000 tpd
Recovery Rate	95%

Goldfields Project



Location	Uranium City, Saskatchewan
Ownership	100% Linear
Current Status	Feasibility completed (Box)
Production Expected	2013
Estimated Mine Life	14 years (includes Box and Athona)
Mine Type	Open pit
Estimated Capex	~US$80 million -US$100 million
Reserves	1.0 Moz Au
Cash Cost / oz Au (LOM Avg.)	US$400 – US$425
Strip Ratio (LOM Avg.)	~3.1
Grade (LOM Avg.)	~1.2 g/t Au
Mill Type	Gravity, flotation, and CIL
Mill Capacity	5,000 tpd
Recovery Rate	93%


Goldfields (Box) Estimated Production
oz Au Produced
80,000
75,000
70,000
65,000
60,000
2013
2014
2015
2016
Production
67,000
73,000
77,000
73,000

ApolloGold

LINEAR GOLD CORP

Mexican Exploration Properties

Ixhuatán Project



Location	Chiapas, Mexico
Ownership	100% Linear
Current Status	Exploration
M&I Resources	9.4Mt @ 2.8 g/t Au and 11.5 g/t Ag
Inferred Resrouces	7.1Mt @ 1.6 g/t Au and 4.0 g/t Ag

Huizopa Project



Location	Chihuahua, Mexico
Acquired In	2007
Ownership	80% Apollo, 20% JV Partner
Current Status	Early Stage Exploration
Project Size	170 km^2

Pro Forma Reserves and Resources

	Proven & Probable Reserves			Measured & Indicated Resources[1,2]		Inferred Resources[1,2]	
Property	Tonnes	Au Grade (g/t)	Gold (oz)	Tonnes	Au Grade (g/t)[2,3]	Tonnes	Au Grade (g/t)[2,3]
Black Fox[4]	6,460,000	6.4	1,330,000	465,000	6.4	3,510,000	6.6
Goldfields – Box	14,908,000	1.4	685,900	1,993,000	1.0	3,710,000	0.9
Goldfields – Athona	10,483,000	1.0	344,500	-	-	2,198,000	0.7
Ixhuatán[5]	-	-	-	9,370,000	3.0	7,130,000	1.7
Total	31,851,000	2.3	2,360,400	11,828,000	2.6	16,548,000	2.4

(1) Measured and Indicated Resources are exclusive of Reserves
(2) Please refer to the Cautionary Statement at the end of this presentation for additional information regarding mineral resources
(3) Gold equivalency based on US$825/oz Au, US$12.75/oz Ag
(4) Reserves have since been reduced by mining of 632,000 ore tonnes, including 425,000 tonnes at a head grade of 3.73 g/t for production of 47,430 oz Au from Black Fox Mill, with further 5,531 oz Au produced from toll processing in 2009. Total production was 52,961 oz Au in 2009
(5) Ixhuatán resources based on 1 g/t Au cutoff

ApolloGold

LINEAR GOLD CORP

Pro Forma Valuation Potential

Peer Group P/NAV Multiples


1.48 x
1.03 x
0.95 x
0.94 x
0.91 x
0.74 x
0.67 x
0.59 x
0.56 x
0.47 x
Peer
Average
0.89x
Capital Gold
Wesdome
Aurizon
Northgate
Minefinders
Kirkland
Lake
Apollo
Alexis
Linear
Timmins
Gold

Notes:
Source: Consensus research estimates
Prices as at March 8, 2010
Peer Average excludes Linear and Apollo

ApolloGold

LINEAR GOLD CORP

Summary

- Combines strong current production with excellent development pipeline
- Expected total production in excess of 180,000 oz by 2013
- Complimentary cash flow growth to fund expansion and development of existing operations
- Recapitalized balance sheet, strengthened capital position and cash flows available for exploration and development growth opportunities
- Improved access to the capital markets
- Augmented growth profile through potential merger and acquisition opportunities

Contact Information

Apollo Gold Corporation
TSX: APG AMEX: AGT
Investor Relations: Wendy Yang, Vice President IR Direct Line: (303) 524-3217 Toll Free: (877) 465-3484 Email: ir@apollogold.com
Head Office: 5655 S. Yosemite Street, Suite 200 Greenwood Village, CO 80111-3220 USA Phone: (720) 886-9656 Email: info@apollogold.com
www.apollogold.com

Linear Gold Corp.
TSX: LRR
Investor Relations: Sean Tufford, Director of Investor Relations Direct Line: (902) 422-1421 Toll Free: (866) 785-0456 Email: info@lineargoldcorp.com
Head Office: 2000 Barrington Street, Suite 501 Cogswell Tower Halifax, Nova Scotia B3J 3Ki Canada Phone: (902) 422-1421
www.lineargoldcorp.com

ApolloGold

LINEAR GOLD CORP

Cautionary Statement

Cautionary Note to US Investors concerning estimates of Measured and Indicated Mineral Resources

This presentation uses the terms "Measured Mineral Resources" and "Indicated Mineral Resources". We advise US investors that while those terms are recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize them. US investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into mineral reserves.

Cautionary Note to US Investors concerning estimates of Inferred Mineral Resources

This presentation uses the term "Inferred Mineral Resources." We advise US investors that while this term is recognized and required by Canada's National Instrument 43-101, the US Securities and Exchange Commission does not recognize it. "Inferred Mineral Resources" have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of Inferred Mineral Resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of Inferred Mineral Resources cannot form the basis of feasibility or other economic studies. US investors are cautioned not to assume that part or all of the Inferred Mineral Resource exists, or is economically or legally mineable.

The following notes are in reference to the Reserves and Resources slide in regards to Apollo's Black Fox Mine:

1. Source: SRK Consulting (US), Inc., independent NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008).
2. Reserves are based upon US $650/oz Au gold price.
3. Open Pit reserves are based upon 0.9g/t Cut off grade.
4. Underground reserves based on 3.0g/t Cut off Grade. Reserves assume 95% mining recovery, 17% planned dilution and 5% unplanned dilution both at 0 g/t grade.
5. Reserves have since been reduced by mining of 632,000 ore tonnes, including 425,000 tonnes at a head grade of 3.73 g/t for production of 47,430 oz gold from Black Fox Mill, with further 5,531 oz gold produced from toll processing in 2009. Total production was 52,961 oz in 2009.